UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2022

THE CHEFS’ WAREHOUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35249	20-3031526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 East Ridge Road

Ridgefield, Connecticut 06877

(Address of principal executive offices)

Registrant’s telephone number, including area code: (203) 894-1345

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CHEF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of The Chefs’ Warehouse, Inc. (the “Company”) previously approved, subject to stockholder approval, an amendment and restatement of the Company’s 2019 Omnibus Equity Incentive Plan (the “Amended 2019 Plan”). As described below under Item 5.07, the Company’s stockholders approved the Amended 2019 Plan at the 2022 Annual Meeting of stockholders held on May 13, 2022 (the “2022 Annual Meeting”). The Amended 2019 Plan became effective upon stockholder approval and, among other things, increased by 1,630,000 the number of shares of the Company’s common stock (“Shares”) available under the Amended 2019 Plan, as described under Proposal 4 of the Company’s definitive proxy statement filed on Schedule 14A with the Securities and Exchange Commission on March 29, 2022 (the “2022 Proxy Statement”), which description is incorporated herein by reference.

The foregoing description of the Amended 2019 Plan is qualified in its entirety by reference to the text of the Amended 2019 Plan, which included as Appendix A in the Company’s 2022 Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, a total of 35,195,710 Shares, representing 92.03% of the 38,242,461 Shares outstanding and entitled to vote as of the record date for the 2022 Annual Meeting, were present or represented by proxies. The Company’s stockholders voted on four proposals at the Annual Meeting. The results of voting on the four proposals, including final voting tabulations, are set forth below.

1. The stockholders elected Ivy Brown, Dominick Cerbone, Joseph Cugine, Steven F. Goldstone, Alan Guarino, Stephen Hanson, Aylwin Lewis, Katherine Oliver, Christopher Pappas and John Pappas to serve as directors to hold office until the annual meeting of stockholders to be held in 2023 and until their successors are duly elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
Ivy Brown	32,230,379	31,421	57,596	2,876,314
Dominick Cerbone	31,286,304	975,511	57,581	2,876,314
Joseph Cugine	29,709,328	1,893,125	716,943	2,876,314
Steven F. Goldstone	30,550,610	1,711,202	57,584	2,876,314
Alan Guarino	24,945,975	7,314,862	58,559	2,876,314
Stephen Hanson	30,469,837	1,758,452	91,107	2,876,314
Aylwin Lewis	32,005,255	255,563	58,578	2,876,314
Katherine Oliver	30,398,404	1,867,252	53,740	2,876,314
Christopher Pappas	31,388,490	877,877	53,029	2,876,314
John Pappas	30,452,413	1,812,954	54,029	2,876,314

2. The stockholders approved the ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 24, 2022.

For	Against	Abstentions	Broker Non-Votes
35,076,122	86,424	33,164	NA

3. The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as described in the 2022 Proxy Statement.

For	Against	Abstentions	Broker Non-Votes
17,008,760	15,245,916	64,720	2,876,314

4. The stockholders approved the Amended 2019 Plan, as included as Appendix A in the 2022 Proxy Statement.

For	Against	Abstentions	Broker Non-Votes
30,551,122	1,715,219	53,055	2,876,314

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEFS’ WAREHOUSE, INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel, Corporate Secretary, Chief Government Relations Officer & Chief Administrative Officer

Date: May 17, 2022